NATIONWIDE VARIABLE INSURANCE TRUST

NVIT American Funds Bond Fund

Supplement dated September 22, 2025

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, “Future delivery contracts risk” under the heading “Principal Risks” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Future delivery contracts risk – The Fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. The Fund may choose to roll these transactions in lieu of settling them.

When the Fund rolls the purchase of these types of future delivery transactions, the Fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the Fund rolls the sale of these transactions rather than settling them, the Fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the Fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the Fund.

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